Subscriptions, Distributions and Redemptions (Details Narrative) (USD $)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Partners' Capital Notes [Abstract]
Minimum investment amount	$ 10,000	$ 10,000
Subscriptions received in advance	$ 18,068	$ 62,372	$ 236,268
Description of redemption prior to first anniversary of subscription

Subject to a redemption fee equal to the product of (i) 2% of the subscription price for such Series A Units on the subscription date divided by 52 (ii) multiplied by the number of weeks remaining before the first anniversary of the subscription date.

Subject to a redemption fee equal to the product of (i) 2% of the subscription price for such Series A Units on the subscription date divided by 52 (ii) multiplied by the number of weeks remaining before the first anniversary of the subscription date